Exhibit 99.1

        NASDAQ: ASFI

FOR IMMEDIATE RELEASE

CONTACT:

Bruce R. Foster, CFO

Asta Funding, Inc.

(201) 567-5648

Asta Funding, Inc. Extends the Rule 10b5-1 Plan in Conjunction with Share Repurchase Program

ENGLEWOOD CLIFFS, N.J., March 17, 2016 — Asta Funding, Inc. (Nasdaq: ASFI) (the “Company”), a diversified financial services company, today announced that its board of directors has approved the extension of the Share Repurchase Plan under Sections 10b-18 and 10b5-1 of the Securities Exchange Act (the “Plan”) established in August 2015, and renewed again in December 2015, to repurchase up to $15.0 million of the Company’s common stock. Since the inception of the Plan, the Company had purchased approximately $9.9 million of the Company’s common stock. The original plan was to purchase up to $15 million of the Company’s common stock and was effective through December 31, 2015, and the first renewal of the original Plan was effective through March 31, 2016. This extension will allow the Company to repurchase up to $15 million in common stock through December 1, 2016.

A plan under Rules 10b-18 and 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. The Company may terminate the plan at any time.

About Asta Funding:

Based in Englewood Cliffs, NJ, Asta Funding, Inc., is engaged in several business segments in the financial services industry including structured settlements through our 100% owned subsidiary CBC Settlement Funding, LLC (www.cbcsettlementfunding.com.), funding of personal injury claims, through our 80% owned subsidiary Pegasus Funding, LLC, social security and disability benefit advocates through our wholly owned subsidiary GAR Disability Advocates , LLC and the business of managing for its own account the servicing of distressed consumer receivables with the concentration of acquiring consumer receivables in the international sector. For additional information, please visit our website at http://www.astafunding.com.

Important Information about Forward-Looking Statements: All statements in this new release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objective of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor’s willingness to pay the debt we acquire, and statements of assumption underlying any of the foregoing, as well as other factors set forth under “Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2015 and other filings with the SEC. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements.